Putnam
New York
Investment Grade
Municipal Trust

ANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Putnam's approach is to apply a rigorous, quantitatively-oriented, consistent process to generate solid long-term returns. Each of our strategies is designed to limit risk and is applied in a disciplined manner."

                    --  Jerome J. Jacobs, manager
                        Putnam New York Investment Grade Municipal Trust

* "New York State is now nearing the completion of what is expected to be three years of record financial performance. Fiscal 1997 finished with a $1.4 billion surplus and the governor's proposed budget projects a record fiscal 1998 surplus of $1.83 billion."

                    --  Moody's Investor Service,
                        Municipal Credit Research; February 27, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The fragility of market rallies was clearly demonstrated once again as Putnam New York Investment Grade Municipal Trust approached the end of fiscal 1998. The suggestion that the Federal Reserve Board might be assuming a more cautious stance on inflation was enough to stop the bond market's most recent advance in its tracks.

One consequence of this turnabout was a slight erosion in total return for the period. Jerome J. Jacobs, your fund's newly appointed manager, considers the development merely a minor setback; he remains confident that the fundamentals -- strong demand, attractive value -- remain in place.

Besides serving as your fund's manager, Jerry is chief investment officer of the Tax-Exempt Fixed-Income Group. Before joining Putnam in 1996, he was with the Vanguard Group, Butcher & Singer, and the Commonwealth of Pennsylvania. He has 18 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Manager
Jerome J. Jacobs

Economic vigor and negligible inflation set the stage for New York municipal bondholders to reap the rewards of healthier municipal balance sheets over the past 12 months. The state's economic strength gave a boost to tax revenues, improving creditworthiness at all municipal levels and putting New York municipal bonds among the top-performing bonds in the tax-exempt market for the period. Putnam New York Investment Grade Municipal Trust took full advantage of this strength. For the 12 months ended April 30, 1998, its total return was 9.64% at net asset value (12.12% at market price), outpacing the Lehman Bros. Municipal Bond Index. For complete performance information, please see pages 9 and 10 of this report.

As investors gained confidence that inflation would remain low despite the eighth year of economic expansion, interest-rate movement stayed within a relatively narrow range. Municipal creditworthiness flourished. Cash flows improved as solid economic growth pushed tax revenues higher and outstanding debt was refinanced at lower interest rates. In this environment, maintaining an attractive, durable stream of income for the fund was our first priority and we utilized a rigorous, disciplined management process to structure the portfolio for attractive long-term returns.

*BONDS UPGRADED AS NEW YORK'S FISCAL AND ECONOMIC HEALTH IMPROVES

Many New York municipalities reaped the benefits of improved economic and fiscal health this year as the major rating agencies upgraded their outstanding debt. Among the most notable upgrades were the general obligation bonds of New York's state-appropriated debt and New York City general obligation bonds. As an asset class, New York City bonds generated some of the highest returns of all tax-exempt bonds during the fund's reporting period. Investors sought New York City debt for its yield and its potential for price appreciation. Demand grew further as savvy investors monitored the city's fiscal and economic progress and anticipated the bonds' improvement in credit quality.

*STRATEGIES BUILD ATTRACTIVE, DURABLE LEVELS OF INCOME

The same low interest-rate environment that prompted credit improvement and price appreciation in the tax-exempt market presented income-oriented investors with an added challenge -- to achieve an attractive, durable level of income. To meet this challenge, we implemented a series of strategies based on relative value, yield curve positioning, and leveraging techniques, seeking to generate the highest and most sustainable level of tax-exempt income while building total return potential and limiting interest-rate risk. We selected bonds with the longest call dates so that we could maximize the length of time these bonds would generate income for the fund while minimizing the possibility that they would be called by the issuer and refinanced with debt carrying a lower interest rate.

We continuously monitor the relative value of sectors and individual bonds by analyzing yield relationships. This type of evaluation enables us to determine when sectors and bonds are undervalued or overvalued and to identify attractive buying or selling opportunities. During the past year, municipal bonds became cheap relative to U.S. Treasuries based on historical factors -- a situation that, in our opinion, presented an attractive long-term buying opportunity. Aaa-rated insured municipal bonds typically yield approximately 84% of U.S. Treasuries with similar maturities. Because the supply of tax-exempt bonds increased dramatically in the first quarter of 1998, Aaa-rated, insured municipal bond yields reached as high as 90% of their taxable counterparts. The yield relationship between these two sectors is similar to what we saw during the flat-tax scare just prior to the last national election. You may recall that it proved to be both short lived and an attractive buying opportunity.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                20.7%

Hospital/health care     18.1%

Transportation           14.0%

Housing                  11.2%

Utilities                10.0%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

Within the attractively priced tax-exempt sector, we believe that New York municipal bonds have been exceptionally cheap. The higher bond supply -- approximately a 70% increase over the first quarter of 1997 -- was intensified in the New York sector, as municipalities within the state accelerated financings early in 1998. In our opinion, issuers were simultaneously trying to take advantage of an attractive interest-rate environment and to avoid competing with a widely publicized Long Island Power Authority (LIPA) bond issue in May -- at $3.4 billion, the largest tax-exempt bond issue on record.

Throughout the year, we positioned the fund to maximize income while minimizing interest-rate risk. In the first half of the fund's fiscal year, we sold bonds with lower coupons and with maturities that were greater than 20 years, reinvesting the proceeds into bonds with coupons in the 5% to 6% range and maturities of approximately 15 to 20 years. As the year progressed, we emphasized bonds with 10- to 15-year maturities. We believed these maturities offered the greatest relative value in light of the relatively flat municipal yield curve. When a flat yield curve exists, bonds with longer maturities provide little to no yield advantage over bonds with shorter maturities, and so investors in the longer-term bonds are not compensated for the additional interest-rate risk they take on.

To maximize the fund's exposure to the intermediate part of the yield curve, we also invested a small portion of net assets in inverse floating-rate securities -- variable-rate bonds whose coupons move in the opposite direction of short-term interest rates. This strategy enabled us to increase the fund's yield and total return potential while controlling long-term interest-rate risk.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

New York State Urban Development Corp.
Revenue bonds, 7 1/2s, 4/1/20

New York City
General obligation bonds, IFB, AMBAC, 8.02s, 9/1/11

New York State Dormitory Authority
Revenue bonds (Cornell University) Series A, 7 3/8s, 7/1/20

New York State Energy Research and Development Authority
Electric facilities revenue bonds (Consolidated Edison Co. of New York, Inc.) Series A, 7 1/2s, 1/1/26

New York State Dormitory Authority
Revenue bonds, (Mental Health Services Facility), Series A, 5 3/4s, 2/15/27

New York State Medical Care Facilities Financing Agency
Revenue bonds (hospital and nursing home insured mortgage) Series D, FHA insured, 6.6s 2/15/31

New York State Medical Care Facilities Financing Agency
Revenue bonds (hospital and nursing home insured mortgage) Series C, 6.65s, 8/15/32

New York State Medical Care Facilities Financing Agency
Revenue bonds (hospital and nursing home insured mortgage) Series C, FHA insured, 6 3/8s, 8/15/29

New York State Dormitory Authority
Revenue bonds (State University Educational Facilities), Series A, 7 1/2s,
5/15/13

New York State Mortgage Agency
Revenue bonds (Homeownership Development Program), Series BB-2,
FHA Insured, 7.95s, 10/1/15

These holdings represent 40.9% of the fund's net assets as of 4/30/98. Portfolio holdings will vary over time.

* CAUTIOUS RATE OUTLOOK WITH IMPROVED TECHNICALS

We expect many of the trends that have been positive for municipal bonds to continue, including solid economic growth and low inflation. We also anticipate a better balance between supply and demand. We believe that issues that originally may have been targeted for later in 1998 were accelerated to the year's first quarter. This could reduce supply during the summer months -- a time that historically is quiet for the market. These factors should help support municipal bond prices.

In light of the strength of the economy and the historically low levels to which interest rates have fallen, we remain cautious on the near-term direction of interest rates. Although rates could move lower temporarily, we think the odds favor higher rates over the longer term.

We will continue to emphasize a series of strategies that are designed to build attractive, durable income streams and increase total return potential while limiting interest-rate risk. Each of these strategies will be employed through a disciplined, thorough, and consistent process. We believe this rigorous approach should yield attractive income and solid returns to the long-term investor.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/98

                                                  Lehman Bros.    Consumer
                                    Market         Municipal        Price
(common shares)              NAV    price         Bond Index       Index
------------------------------------------------------------------------------
1 year                       9.64%  12.12%          9.30%           1.44%
------------------------------------------------------------------------------
5 years                     33.81   26.86          37.14           12.85
Annual average               6.00    4.87           6.52            2.45
------------------------------------------------------------------------------
Life of fund (11/27/92)     42.27   29.51          32.79           12.82
Annual average               6.72    4.89           6.64            2.77
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 4/30/98

Distributions (common shares)
------------------------------------------------------------------------------
Number                                               12
------------------------------------------------------------------------------
Income                                              $0.810
------------------------------------------------------------------------------
Capital gains1                                        --
------------------------------------------------------------------------------
  Total                                             $0.810
------------------------------------------------------------------------------
Preferred shares Series A (200 shares)
------------------------------------------------------------------------------
Income                                           $1,752.60
------------------------------------------------------------------------------
Capital gains                                           --
------------------------------------------------------------------------------
  Total                                          $1,752.60
------------------------------------------------------------------------------
Share value (common shares)             NAV                    Market price
------------------------------------------------------------------------------
4/30/97                               $13.49                    $12.875
------------------------------------------------------------------------------
4/30/98                                13.96                     13.625
------------------------------------------------------------------------------
Current return (common shares)          NAV                    Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2                  5.80%                     5.94%
------------------------------------------------------------------------------
Taxable equivalent3                    10.76                     11.02
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 46.08% combined federal, state and city tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                                                           Market
(common shares)                               NAV           price
------------------------------------------------------------------------------
1 year                                      11.26%          18.33%
------------------------------------------------------------------------------
5 years                                     35.95           35.00
Annual average                               6.33            6.19
------------------------------------------------------------------------------
Life of fund (11/27/92)                     43.21           35.98
Annual average                               6.96            5.92
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one common share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions, taxes or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam New York Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Investment Grade Municipal Trust (the "fund") at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 10, 1998





Portfolio of investments owned
April 30, 1998

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
FGIC        - Financial Guaranty Insurance Company
FHA Insd.   - Federal Housing Administration Insured
FSA         - Financial Security Assurance
G.O. Bonds  - General Obligation Bonds
IFB         - Inverse Floating Rate Bonds

MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                 RATINGS(RAT)           VALUE

New York (89.2%)
-------------------------------------------------------------------------------------------------------------
           $  905,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds (Eddygate
                         Park Apts.), 9s, 6/1/06                                  BBB/P         $     941,453
              500,000  Metropolitan Trans. Auth. Svcs. Contract
                         Rev. Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13         Baa                 529,375
                       NY City, G.O. Bonds
            1,385,000    Ser. A, 8s, 8/15/19                                      AAA               1,559,856
              235,000    Ser. B, 6 3/4s, 10/1/17                                  A                   254,975
              525,000    Ser. I, 6 1/4s, 4/15/17                                  A                   566,344
              115,000    Ser. D, 6s, 2/15/25                                      A                   119,744
            1,000,000    Ser. F, 5 7/8s, 8/1/24                                   A                 1,035,000
            1,155,000    Ser. F, 5 3/4s, 2/1/19                                   A                 1,179,544
            2,000,000  NY City, G.O. Bonds, IFB, AMBAC, 8.02s,
                         9/1/11 (SEG)                                             AAA               2,265,000
                       NY City, Indl. Dev. Agcy. Special Fac.
                         Rev. Bonds (American Airlines, Inc.)
            1,400,000    8s, 7/1/20                                               Baa               1,455,664
            1,525,000    6.9s, 8/1/24                                             Baa               1,694,656
            1,300,000  NY State Dorm. Auth. IFB (Cornell U.),
                         10.374s, 7/1/30 (aquired 1/6/93
                         cost $1,533,675) (RES)                                   AA                1,512,875
                       NY State Dorm. Auth. Rev. Bonds
            1,500,000    (City U.), Ser. C, 8 1/8s, 7/1/08                        Baa               1,538,400
            1,500,000    (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13            A                 1,869,375
            2,000,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/20                     Aa                2,160,000
            2,000,000    (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27       Baa               2,047,500
            1,190,000    (City U. Syst. Construction), Ser. 1, 5 1/4s, 7/1/17     Baa               1,166,200
            2,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                         Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                         Ser. A, 7 1/2s, 1/1/26                                   A                 2,120,000
            1,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                         Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                         Ser. A, FGIC, 7.2s, 7/1/29                               Aaa               1,143,750
            1,600,000  NY State Env. Fac. Corp. Poll. Control
                         Rev. Bonds (State Wtr. Revolving Fund),
                         Ser. A, 7 1/2s, 6/15/12                                  Aa                1,738,000
                       NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            1,725,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. B,
                         FHA Insd., 8s, 2/15/28                                   AAA               1,778,579
              360,000    (Mental Hlth.), Ser. D, 7.4s, 2/15/18                    Baa                 397,800
              940,000    (Mental Hlth.), Ser. D, Prerefunded, 7.4s, 2/15/18       A                 1,052,800
            1,800,000    (Hosp. & Nursing Home Insd. Mtge.),
                         Ser. C, 6.65s, 8/15/32                                   A                 1,932,750
            1,800,000    (Hosp. & Nursing Home Insd. Mtge.),
                         Ser. D, FHA Insd., 6.6s, 2/15/31                         AAA               1,935,000
            1,800,000    (Hosp. & Nursing Home Insd. Mtge.),
                         Ser. C, FHA Insd., 6 3/8s, 8/15/29                       AAA               1,912,500
            1,800,000  NY State Mtge. Agcy. Rev. Bonds
                         (Homeownership Dev. Program),
                         Ser. BB-2, FHA Insd., 7.95s, 10/1/15                     AAA               1,831,914
            2,075,000  NY State Urban Dev. Corp. Rev. Bonds,
                         7 1/2s, 4/1/20                                           AAA               2,292,875
            1,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                         (Bristol-Meyers Squibb Co.), 5 3/4s, 3/1/24              AAA               1,072,500
            1,400,000  Port Auth. NY & NJ Cons. IFB, 9.5129s, 8/1/26
                         (acquired 7/19/93 cost $1,687,700) (RES)                 AA                1,604,750
            1,500,000  Port Auth. NY & NJ Cons. Rev. Bonds,
                         Ser. 93rd, 6 1/8s, 6/1/94                                A                 1,680,000
                                                                                               --------------
                                                                                                   44,389,179

Puerto Rico (9.1%)
-------------------------------------------------------------------------------------------------------------
            1,500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.208s, 7/1/23               AAA               1,723,125
            1,104,181  PR Hsg. Fin. Corp. Rev. Bonds (Bayamon
                         Hsg. Dev.), FHA Insd., 7 1/2s, 7/1/21                    BBB/P             1,294,652
            1,365,000  PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac.
                         Rev. Bonds, Ser. L, 6 7/8s, 7/1/21                       AAA               1,516,856
                                                                                               --------------
                                                                                                    4,534,633
-------------------------------------------------------------------------------------------------------------
                       Total Investments  (cost $47,439,162) (b)                                $  48,923,812
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $49,766,206.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1998 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1998.  Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      The table below shows the percentage of the fund's investment on April 30, 1998 in securities assigned to various rating categories by Moody's and Standard and Poor's and in unrated securities determined by
      Putnam Management to be of comparable quality.

                                           Unrated securities
              Rated securities as a      of comparable quality,
             percentage of fund's      as a percentage of fund's
      Rating     net assets                    net assets

      AAA/Aaa      38.2%                          --%

      AA/Aa        14.1                           --

      A/A          23.7                           --

      BBB/Baa      17.8                          4.5
                 ------                       ------
                   93.8%                         4.5%

      Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $47,439,162, resulting in gross unrealized appreciation and depreciation of $1,966,363 and $481,713, respectively, or net unrealized appreciation of $1,484,650.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1998.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1998 was $3,117,625 or 6.3% of net assets.

      The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1998.

      The fund had the following industry group concentrations greater than 10% at April 30, 1998
      (as a percentage of net assets):

               Education           20.7%

               Health care         18.1

               Transportation      14.0

               Housing             11.2

               Utilities           10.0

      The fund had the following insurance concentration greater than 10% at April 30, 1998 (as a percentage of net assets):

               FHA Insd.           17.6%

------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1998

                      Total       Aggregate    Expiration    Unrealized
                  Market Value    Face Value     Date       Appreciation
------------------------------------------------------------------------

Municipal Bonds
Index (long)      $1,937,000      $1,932,000      Jun-98        $5,000
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $47,439,162) (Note 1)                                                  $48,923,812
---------------------------------------------------------------------------------------------------
Cash                                                                                         69,482
---------------------------------------------------------------------------------------------------
Interest receivable                                                                         819,634
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              267,294
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              21,500
---------------------------------------------------------------------------------------------------
Total assets                                                                             50,101,722

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       192,158
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 84,827
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    6,454
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                7,339
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       44,738
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           335,516
---------------------------------------------------------------------------------------------------
Net assets                                                                              $49,766,206

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed  preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                               10,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares  (unlimited shares authorized) (Note 1)                 39,510,376
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                141,734
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (1,375,554)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                1,489,650
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                              $49,766,206

Net assets available to:
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                    $10,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               19,562
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference           $10,019,562
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                   $39,746,644
---------------------------------------------------------------------------------------------------
Net assset value per common share
($39,746,644 divided by 2,847,092 shares)                                                    $13.96
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30, 1998


Tax exempt interest income:                                                             $3,213,904

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           347,046
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              52,454
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           9,683
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,876
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               1,352
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     13,049
--------------------------------------------------------------------------------------------------
Auditing                                                                                    51,656
--------------------------------------------------------------------------------------------------
Legal                                                                                        9,403
--------------------------------------------------------------------------------------------------
Postage                                                                                      4,968
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                        4,000
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      20,694
--------------------------------------------------------------------------------------------------
Other                                                                                        5,736
--------------------------------------------------------------------------------------------------
Total expenses                                                                             523,917
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (11,076)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               512,841
--------------------------------------------------------------------------------------------------
Net investment income                                                                    2,701,063
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                            31,143
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                            (59,775)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year         1,316,409
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  1,287,777
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $3,988,840
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                              Year ended April 30
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  2,701,063       $  2,691,983
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                            (28,632)          (372,632)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                1,316,409            171,843
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      3,988,840          2,491,194
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (350,520)          (334,279)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $19,562 and $20,245, respectively)                                    3,638,320          2,156,915
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (2,305,843)        (2,305,855)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                   1,332,477           (148,940)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                        48,433,729         48,582,669
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $141,734 and $95,353, respectively)                                          $ 49,766,206       $ 48,433,729

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                                    2,847,092          2,847,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                                                 200                200
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                    $13.49           $13.54           $13.50           $13.86           $14.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .95              .95              .98             1.06             1.05
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .45             (.07)             .07             (.26)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.40              .88             1.05              .80              .52
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------------

Net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.12)            (.12)            (.13)            (.13)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.81)            (.81)            (.88)            (.94)            (.93)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               --             (.01)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.08)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.93)            (.93)           (1.01)           (1.16)           (1.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $13.96           $13.49           $13.54           $13.50           $13.86
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                   $13.625          $12.875          $13.000          $13.625          $13.500
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%)(a)                              12.12             5.34             1.78             9.09            (3.25)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                       $49,766          $48,434          $48,583          $48,443          $49,480
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.31             1.44             1.34             1.35             1.23
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         5.90             6.10             6.19             6.87             6.23
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         18.22            49.71            84.87             8.55            15.18
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
April 30, 1998

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high a current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1998, the fund had a capital loss carryover of approximately $1,276,826 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

                             Loss Carryover            Expiration Date
                           ------------------        ------------------
                               $785,019                April 30, 2004
                                491,807                April 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1998 was 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, organization costs, dividends payable, unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1998, the fund reclassified $1,681 to increase undistributed net investment income and $1,397 to increase paid-in-capital, with an increase to accumulated net realized loss of $3,078. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $11,494. The expenses have been fully amortized over a five-year period as of October 5, 1997.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1998, fund expenses were reduced by $11,076 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $390 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $8,919,998 and $8,968,318, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1998, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Blake E. Anderson
Vice President

Jerome J. Jacobs
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

42880 185                6/98